Exhibit 99.2 January 2024

Disclaimer This presentation (together with oral statements made in connection herewith, this “Presentation”) is for informational purposes only. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. Forward Looking Statements Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements by NewAmsterdam Pharma Company N.V. (“NewAmsterdam” or the “Company”) regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; expectations and timing related to the success, cost and timing of product development activities, including timing of initiation, completion and data readouts for clinical trials and the potential approval of the Company’s product candidate; the timing for enrolling patients; the timing and forums for announcing data; the size and growth potential of the markets for the Company’s product candidate; the therapeutic and curative potential of the Company’s product candidate; financing and other business milestones; the Company’s expected cash runway; and the Company’s plans for commercialization. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the Company’s management and are not predictions of actual performance. 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These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks related to the approval of NewAmsterdam’s product candidate and the timing of expected regulatory and business milestones; whether topline, initial or preliminary results from a particular clinical trial will be predictive of the final results of that trial and whether results of early clinical trials will be indicative of the results of later clinical trials; ability to negotiate definitive contractual arrangements with potential customers; the impact of competitive product candidates; ability to obtain sufficient supply of materials; global economic and political conditions, including the Russia-Ukraine conflict, and the war in Israel; the effects of competition on NewAmsterdam’s future business; and those factors discussed in documents filed by the Company with the SEC. Additional risks related to NewAmsterdam’s business include, but are not limited to: uncertainty regarding outcomes of the company’s ongoing clinical trials, particularly as they relate to regulatory review and potential approval for its product candidate; risks associated with the Company’s efforts to commercialize a product candidate; the Company’s ability to negotiate and enter into definitive agreements on favorable terms, if at all; the impact of competing product candidates on the Company’s business; intellectual property-related claims; the Company’s ability to attract and retain qualified personnel; and the Company’s ability to continue to source the raw materials for its product candidate, together with the risks described in the Company’s filings made with the U.S. Securities and Exchange Commission from time to time. If any of these risks materialize or NewAmsterdam’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that are presently unknown by the Company or that NewAmsterdam currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect NewAmsterdam’s expectations, plans, or forecasts of future events and views as of the date of this Presentation and are qualiﬁed in their entirety by reference to the cautionary statements herein. NewAmsterdam anticipates that subsequent events and developments will cause the Company’s assessments to change. These forward-looking statements should not be relied upon as representing NewAmsterdam’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither NewAmsterdam nor any of its affiliates undertakes any obligation to update these forward-looking statements, except as required by law. Market Data Certain information contained in this Presentation relates to or is based on third-party studies, publications, surveys and NewAmsterdam’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while NewAmsterdam believes its internal research is reliable, such research has not been verified by any independent source and NewAmsterdam cannot guarantee and makes no representation or warranty, express or implied, as to its accuracy and completeness. Trademarks This Presentation contains trademarks, service marks, trade names, and copyrights of NewAmsterdam and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this Presentation is not intended to, and does not imply, a relationship with NewAmsterdam or an endorsement or sponsorship by or of NewAmsterdam. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the TM or SM symbols, but such references are not intended to indicate, in any way, that NewAmsterdam will not assert, to the fullest extent permitted under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. 2

Obicetrapib in multiple Phase 3 trials for hypercholesterolemia – Key value-driving data expected in 2024

Significant unmet need for oral LDL-lowering therapy as adjunct to statins:

- **35mm+** patients in US/EU5 are not achieving LDL-lowering goals despite standard-of-care
- **$3-4B+** global market opportunity

Simple, oral, once-daily, low dose CETP inhibitor with strong LDL-lowering observed through five Phase 2 trials:

- **43%** mean LDL-lowering as monotherapy, **59%** mean in combination with ezetimibe, observed on top of high-intensity statins
- Tolerability data in **>800 pts,** with blinded data in **>10,000 pts**
- Robust effects on **ApoB, non-HDL-C, HDL-C and Lp(a)**

Convenient oral format potentially enables broad market access to address unmet need

Multiple pivotal data readouts
expected from 2024-2026

- **1Q 2024:** Complete Phase 3 enrollment for PREVAIL
- **1Q 2024:** Initiate Phase 3 fixed-dose combination ("FDC") trial

Anticipated Phase 3 data readouts:

- **3Q 2024:** BROOKLYN
- **4Q 2024:** BROADWAY
- **1Q 2025:** TANDEM Fixed-Dose Combination
- **2026:** PREVAIL CVOT

Additional pipeline expansion potential in Alzheimer's disease and diabetes

Upcoming catalysts build on 2023 progress:

- Enrollment complete in BROOKLYN & BROADWAY
- Positive data in ROSE2, Phase 2b Trial in Japanese Patients
- Initial data from Phase 2a Trial in Early Alzheimer's

NewAmsterdam Pharma

Source: Company data for obicetrapib 10mg monotherapy, Pooled data includes TULIP, ROSE, ROSE2, and Japan Phase 2 data sets

3

Obicetrapib designed to address the ~30M patients in US on drug but not at goal

~72 million
Adults in US diagnosed with hypercholesterolemia

~43 million
Treated primary prevention patients

~19 million
Treated secondary prevention patients

~10 million
Diagnoses patients not treated with statin or LLT

~18 million
Not at goal of LDL-C <100mg/dl

~8 million
High Risk ASCVD not at goal of LDL-C <55 mg/dl

~5 million
ASCVD not at goal of LDL-C <70 mg/dl

Of the ~30M treated patients not at goal, **~18M** were **"far from goal" (greater than 20%)** and 6M were not taking statins

US Branded Lipid Lowering Market

Potential key factors limiting penetration include **product limitations** and **market access** hurdles:
Low prescriber enthusiasm for existing TPPs
Payors restrict access

NewAmsterdam Pharma

ASCVD=atherosclerotic cardiovascular disease; HeFH=heterozygous familial hypercholesterolemia; LDL-C=low-density lipoprotein-cholesterol; LLT=lipid lowering treatment.
Source: Merative Marketscan Claims Linked with Lab Data, 2019 - 2022, 12 months continuous data for each patient (6 months LB and 6 months LF from 1st observed statin treatment

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Majority of ASCVD/HeFH patients are not achieving LDL-C targets

Primary prevention HeFH patients with an LDL-C target <100 mg/dL (2011-2017)[1]

LDL-C < 100 mg/dL


29%

<1/3 achieved LDL-C <100 mg/dL

ASCVD patients with an LDL-C target of LDL<70 or <55 mg/dL (2017-2018)[2]

LDL-C < 70 mg/dL


24%

<1/4 achieved LDL-C <70 mg/dL

Very high risk ASCVD patients with an LDL-C target <55 mg/dL (2020-2021)[3]

LDL-C < 55 mg/dL


10%

10% achieved LDL-C <55 mg/dL

Despite availability of treatments continue to see minimal uptake, especially adjunct to statins[4]

Statin utilization


65.8M
29.6M
Patients (millions)
Eligible
Taking

PCSK9i utilization


9.7M
0.253M
Patients (millions)
Eligible
Taking

NewAmsterdam Pharma

ASCVD=atherosclerotic cardiovascular disease; HeFH=heterozygous familial hypercholesterolemia; LDL-C=low-density lipoprotein-cholesterol.

1. Schreuder MM, et al. LDL cholesterol targets rarely achieved in familial hypercholesterolemia patients: A sex and gender-specific analysis. Atherosclerosis. 2023 2. Gao Y, Shah LM, Ding J, Martin SS. US trends in cholesterol screening, lipid levels, and lipid-lowering medication use in US adults, 1999 to 2018. J Am Heart Assoc. 2023;12(3):e028205; 3. Katzmann JL, et al. Simulation study on LDL cholesterol target attainment, treatment costs, and ASCVD events with bempedoic acid in patients at high and very-high cardiovascular risk. PLoS One. 2022;17(10):e0276898; 4. J Am Heart Assoc 2022;11:3026075; doi: 10.1161/JAHA.122.026075

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Increased CV events following removal of LDL-C guidelines in 2013 15 Risk of CV ≥70 LDL-C death, MI, 55-≤70 LDL-C LDL-C stroke goals Male deaths 40-≤55 LDL-C removed 10 in ≤20 LDL-C 2013 5 Female deaths P-value = 0.0001 5 0 0 1 2 3 4 5 Trends in prevalence of high LDL-C in US adults, 2 Time post-enrollment (years) Year NHANES 1999-2018 with history of ASCVD Numerous studies Despite statins, CVD deaths ~75% of ASCVD patients are NOT demonstrate resurgence of are on the rise at their risk-based LDL-C goal paradigm “lower is better” Sources: Trinity NewAmsterdam Market Research Summary; Trinity quantitative market research with N = 100 PCPs and Cardiologists; Bloomberg Prescription Data; IQVIA Rx Tracker. (1) Literature review suggesting hypercholesterolemia prevalence of ~94mm in the US (average of He et al. 2020, Mercado et al. 2015, Muntner et al. 2013) and ~137mm in EU5 (average of Gomez-Huelgas et al. 2010, Guallar-Castillon et al. 2012, Tragni et al. 2012, Grau et al. 2011 (3) 8mm statin-intolerant & 22mm above LDL-C target: Percentage of patients in each category estimated from Trinity quantitative market research and the – percentages were then applied to the estimated 84mm treated number above. (4) <1mm branded patients: 2020 US prescription data for Repatha, Praluent, and Nexletol/Nexlizet were pulled from the Bloomberg Prescription Data Portal that Trinity subscribes to; assuming 12 scripts/year and 70% compliance for PCSK9s (based on PCSK9 literature) and 59% compliance for Nex/Nex (based on statin literature) patient volume estimates were derived from the prescription data and extrapolated to the EU5. (5) Gaba P, et. al., Association Between Achieved Low-Density Lipoprotein Cholesterol Levels and Long-Term Cardiovascular and Safety Outcomes: An Analysis of FOURIER-OLE. Circulation. 2023 Feb 13. doi: 10.1161/CIRCULATIONAHA.122.063399. 6 Deaths in Thousands Cumulative incidence rate (%)

Resurgence of the “lower is better” paradigm leading to significant US market growth 18% 3yr CAGR LDL-C goals removed Mortality 7% peaks 3yr CAGR Driven by generic ezetimibe, given 7% total market growth in 18% non-statin patient growth lack of convenient and efficacious the US alternatives Source: Symphony Health data through October 2023 7

Few approved post-statin LDL lowering products, which are limited by efficacy, convenience and/or payor access

	Ezetimibe[1]	Nexletol[2]	PCSK9i[3]	Oral PCSK9[4]	Obicetrapib[5]	Obi + Eze[5]
Approval	Approved	Approved	Approved	LDL data 2026E (CVOT data 2029E)	LDL data 2024E (CVOT data 2026E)	LDL data 2025E
MACE Benefit	7%	13%	15%	TBD	TBD	TBD
Observed LDL-C Reduction	25%	15%	45-50%	50-59%	43-51%	63%
Administration	Oral (small molecule)	Oral (small molecule)	Injectable (mAb)	Oral (peptide)	Oral (small molecule)	Oral (small molecule)
Dosing	10mg	180mg	140-150mg	380mg (20mg API + 360mg SNAC)	10mg	20mg (10mg Obi + 10mg Eze)
Food Effect	No	No	No	Yes (8hr fast & 30min wait)	No	No
Safety & Tolerability	Safe, Well-Tolerated	Tendon rupture & gout warning on label	Safe, injection site reactions	SNAC technology has previously been observed to have tolerability concerns[6]	Well-Tolerated compared to placebo	Well-Tolerated compared to placebo
Lp(a) lowering	Raises	None	15-30%	20-25%	47-57%	40%
						

NewAmsterdam Pharma

Note: The above data do not represent head-to-head comparisons. Actual results may differ from expectations. Obicetrapib mono and Ezetimibe combo, along with the Oral PCSK9 have not been approved by any regulatory authority. E= estimated dates.
Sources: **1.** PI Zetia table 7. refers to; Gagne, C et al. Am J Cardiol 2002. LDL-C measured only using Friedewald **2.** PI Nexletol; study 2. refers to; Goldberg, A et al. JAMA 2019;322(18):1780-1788. LDL-C measured using Friedewald and direct assay for LDL-C <50 mg/dL. **3.** multiple studies: Blom, D et al. N Engl J Med 2014; Kereiakes, D et al. Am Heart J 2015.; Ray, K. N Engl J Med 2020. **4.** Ballantyne, C et al. JACC 2023;81(16) **5.** See slide 11 and 17 **6.** MK0616 was observed to have adverse events comparable to pbo in Phase 2b trials

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50% LDL-C reduction comparable to high efficacy PCSK9 injectables



Cross trial comparison of LDL-C reduction across different approaches (in %)
Anacetrapib 100mg1
Evacetrapib 130mg2
Dalcetrapib 600mg3
Ezetimibe 10mg4
Nexletol 180mg5
Repatha 420mg6
Praluent 150mg7
Leqvio 284mg8
Prior CETP inhibitors
Existing oral therapies
PCSK9 injectables
-17
-21
-7
-25
-15
-47
-46
-51
Ezetimibe is generic
Nexletol bears FDA label for tendon rupture, gout
% LDL-C change versus baseline
0
-10
-20
-30
-40
-50
-60
-70

The trials represented were selected due to their shared features that reflect the Phase 3 obicetrapib studies. Selecting trials with shared features allows for a potentially more accurate comparison of the LDL-C lowering results, with factors being considered such as:
a) presence of intensive LDL-lowering therapy including (high intensity) statins and PCSK9 inhibitors, **b)** patient population – ASCVD or ASCVD risk equivalent patients (including primary hypercholesterolemia and HefH) and **c)** where possible, selected studies where LDL-C measured by preparative ultracentrifugation (PUC) as opposed to Friedewald; noted below are those instances where PUC was not used – this is important because at low LDL-C levels (< 50 mg/dL), calculated LDL-C by Friedewald is overestimated; certain significant deviations from these parameters are provided in the footnotes.

NewAmsterdam Pharma

Note: The above trials and data do not represent head-to-head comparisons. Actual results may differ from expectations.

Sources: * Circulation. 2021;144:e564–e593 17065. **1.** Bowman, L et al. N Engl J Med 2017. **2.** Amirhossein, S et al. Curr Pharmaceutical Design 2016. Meta-analysis - Also included hyperlipidaemia patients. LDL-C measured using direct assays and Friedewald. **3.** de Grooth et al. Circulation 2002. LDL-C measured only using Friedewald and did not require subjects to be on prior statin therapy or present with ASCVD. **4.** PI Zetia table 7. refers to; Gagne, C et al. Am J Cardiol 2002. LDL-C measured only using Friedewald. **5.** PI Nexletol; study 2. refers to; Goldberg, A et al. JAMA 2019;322(18):1780-1788. LDL-C measured using Friedewald and direct assay for LDL-C <50 mg/dL. **6.** DESCARTES study. refers to; Blom, D et al. N Engl J Med 2014. Also included hyperlipidaemia patients. **7.** PI Praluent; study 3. refers to; Kereiakes, D et al. Am Heart J 2015. **8.** PI Leqvio; study 1. Refers to; Ray, K. N Engl J Med 2020.

9

Obicetrapib program designed to overcome limitations of prior CETP inhibitors (3) (1) (2) (4) (5) Evacetrapib Torcetrapib Dalcetrapib Anacetrapib Obicetrapib Observed LDL-C reduction -20% -7% -17% -43% -21% 80% 40% 65% 90% 98% CETP inhibition Dosing 60mg 600mg 100mg 100mg 10mg Yes No No No No Blood pressure increase Aldosterone increase Yes No No No No None None 30-35% 20-25% 47-57% Lp(a) lowering OUTCOMES STUDIES ILLUMINATE Dal-OUTCOMES ACCELERATE REVEAL PREVAIL Name Patients 15,067 15,871 12,092 30,449 >9,000 (expected) 79.7 76.4 81.1 61 ~105 (expected) Baseline LDL-C (mg/dl) LDL-C reduction -21% NS -31% -17% TBD 18 mo 31 mo 26 mo 49 mo 42 mo (expected) Median follow-up Result (HR) 1.25 1.04 1.01 0.91 TBD As expected, low Off target tox No LDL-C benefit Short follow-up baseline and LDL TBD Explanation reduction Note: The above trials and data do not represent head-to-head comparisons. Actual results may differ from expectations. Sources: 1. Barter et al. NEJM.2007; 2. Schwartz et al. NEJM.2012; 3. Lincoff et al. NEJM.2017 4. Bowman et al. NEJM.2017 5. Company Data 10

Obicetrapib Phase 1/2 studies: Consistent benefits observed in lipid biomarkers Phase 1 MAD ROSE ROSE2 Japan Pooled data TA-8995-06 TULIP N=10 per arm N=40 per arm N=26 per arm N=26 per arm N=132 N=13 per arm N=35 per arm Median LS Mean Source: Company data for obicetrapib 10mg monotherapy, Pooled data includes TULIP, ROSE, ROSE2, and Japan Phase 2 data sets 11

Sufficient cash expected to fund the Company through multiple potential pivotal data readouts 2024-2026



2022
2023
2024
2025
2026
1H
2H
1H
2H
1H
2H
1H
2H
1H
2H
Cardiovascular
Obicetrapib Monotherapy Product
(obicetrapib 10mg)
Phase 3 BROADWAY Trial
Lipid Mono Study
(HeFH or ASCVD; LDL-C ≥ 55mg/dL; n=2,532)
BROADWAY Ph3
Phase 3 BROOKLYN Trial
Lipid Mono Study
(HeFH; LDL-C ≥ 70 mg/dL; HeFH; n=354)
BROOKLYN Ph3
Phase 3 CVOT PREVAIL Trial
(ASCVD or HeFH; LDL-C ≥ 70 mg/dL; n=9,000)
PREVAIL CVOT
Phase 2b Japan Trial
(LDL-C ≥ 70 mg/dL; n=100)
Japan Ph2b
LDL regulatory filing
MACE regulatory filing
Ezetimibe FDC Product
(obicetrapib 10mg + ezetimibe 10mg)
Phase 2b ROSE2 Trial
(LDL-C ≥ 70 mg/dL; n=114)
ROSE2 Ph2b
Phase 3 FDC Trial
(LDL-C ≥ 70 mg/dL; n=XXX)
FDC Ph3
LDL regulatory filing
Neuro-metabolic
Alzheimer's Product
(proprietary dose/formulation incorporating obicetrapib)
Phase 2a Alzheimer's Disease Trial
(ApoE4 carrier; n=10-15)
Alzheimer's Ph2a
LEGEND
Initiation
Enrollment complete
Ph3 readout
CVOT readout
Ph2 readout
PROJECTED CASH RUNWAY THROUGH 2026

Numerous catalysts expected throughout 2024-2026

NewAmsterdam Pharma

Note: Other than as noted, the pipeline represents trials that are currently ongoing. Projections are subject to inherent limitations. Actual results may differ from expectations. The timing of regulatory submissions is subject to additional discussions with regulators.

12

2023 achievements pave the way for potential 2024 value inflection milestones 2Q 2023 3Q 2023 2H 2023 Complete enrollment Present ROSE2 Complete enrollment for Topline Japan Initial Alzheimer’s Select formulation for for BROOKLYN Phase 3 full data at NLA BROADWAY Phase 3 Phase 2b results Phase 2a data FDC Phase 3 trial 2023 1Q 2024 3Q 2024 4Q 2024 1Q 2025 Complete enrollment Initiate FDC BROOKLYN Phase 3 BROADWAY Phase 3 TANDEM FDC Phase 3 for PREVAIL CVOT Phase 3 trial topline topline topline 2025 2024 Note: Projections are subject to inherent limitations. Actual results may differ from expectations. The timing of regulatory submissions is subject to additional discussions with regulators. 13

Obicetrapib for Cardiovascular Disease 14

Exceptional LDL goal attainment observed with ezetimibe + obicetrapib combination, including >87% of patients observed to attain <55 mg/dl LDL-C levels % of patients observed with the following LDL-C levels: <100 mg/dl <70 mg/dl <55 mg/dl 100% 93.5% 88.5% 87.1% 73.1% 66.7% 87.1% 73% of combo recipients of Obi 10 patients observed to have LDL-C 93.5% observed to have of <55 mg/dL of combo recipients LDL-C of observed to have 42.3% 70 mg/dL or LDL-C lower of <70 mg/dL 16.7% Placebo Obi 10 Obi 10/ Placebo Obi 10 Obi 10/ Placebo Obi 10 Obi 10/ Eze 10 Eze 10 Eze 10 Source: Ballantyne CM, et al. J. of Clinical Lipidology 2023 15 % of on-treatment patients at target

1 2 Lp(a) percent reduction from baseline in ROSE and ROSE2 • Lp(a) is emerging as a strong and independent marker of CVD risk and an exciting new CVD drug target ROSE2 ROSE Placebo Obicetrapib 5mg Obicetrapib 10mg Obicetrapib 10mg Obi 10mg / Eze 10mg 10 10 4 0 0 -10 -10 -20 -20 -30 -30 -34 -40 -40 -40 -47 -50 -50 -57 -60 -60 Source: 1. Nicholls SJ, et al. Nat Med 2022;28:1672-1678. 2. Ballantyne CM, et al. J. of Clinical Lipidology 2023 16 Lp(a) % change from baseline (median) Lp(a) % change from baseline (median)

Obicetrapib/ezetimibe observed to lower LDL-C by 63.4% on top of HIS in ROSE2 LDL-C (mg/dL), on-treatment population Median (min, max) LDL-C levels (mg/dL) at baseline & EoT Placebo Obicetrapib 10 mg Obi 10 / Eze 10 10 Time Placebo Obi 10 mg Obi 10 / Eze 10 0 95.5 100.0 87.0 Baseline -10 (60, 211) (35, 189) (62, 152) -6.4 Median (N=40) (N=26) (N=31) -20 88.0 55.5 39.0 EoT (55, 188) (21, 148) (15, 96) -30 Median (N=36) (N=26) (N=31) -40 -6.4 -43.5 -63.4 % Change from -43.5 (-36.4, 96.7) (-78.4, 22.6) (-83.7, -29.7) -50 Baseline (Median) (N=36) (N=26) (N=31) -60 % Change from -39.20 -59.23 -0.85 Baseline -70 63.4% (-47.41, -30.99) (-66.75, -51.71) LS mean (95% CI) (-7.75, 6.05) reduction - <0.0001 <0.0001 P-value Source: Ballantyne CM, et al. J. of Clinical Lipidology 2023 17 % change from baseline (median)

ROSE2: Non-HDL-C and ApoB percent change from baseline (Day 84) Non-HDL-C (mg/dL), on-treatment population ApoB (mg/dL), on-treatment population Placebo Obicetrapib 10 mg Obi 10 / Eze 10 Placebo Obicetrapib 10 mg Obi 10 / Eze 10 10 10 5 0 0 -10 -5.6 -5 -2.1 -20 -10 -30 -15 -20 -40 -37.5 -25 -24.2 -50 -30 -55.6 -60 -35 -34.4 -70 -40 Source: Ballantyne CM, et al. J. of Clinical Lipidology 2023 18 % change from baseline (median) % change from baseline (median)

LDL-P believed to be one of the most robust predictors of cardiovascular risk • Small dense LDL particles are more likely to be trapped in arterial wall than larger-sized LDL particles • High LDL-P levels typically signify that a patient has a Low LDL-P confers a lower risk higher proportion of small dense LDL particles vs. — even in patients with high larger-sized LDL particles LDL-C Low LDL-P, Low LDL-C (n = 1,249) Low LDL-P, High LDL-C (n = 284) High LDL-P confers a higher risk — even in patients with low LDL-C LDL-P is observed High LDL-P, High LDL-C (n = 1,251) to be a significantly High LDL-P, Low LDL-C (n = 282) better predictor of CV risk than LDL-C Even though all LDL particles contain only = Larger-sized LDL one ApoB protein, small dense LDL particles have a less massive ApoB protein Years of follow-up = Small dense LDL Source: Cromwell WC, et al. Clin Lipidol. 2007 December 1; 1(6): 583–592 19 Event-free survival

ROSE2 showed significant reduction in total and small LDL particles, bringing patients (1) who had baseline elevated LDL-P to optimal parameters Patients taking the Obi/Eze combo Total LDL-P Small LDL-P observed to achieve optimal LDL-P profiles Lipoprotein ROSE2 ROSE2 fractionation 1 placebo Obi / Obi + Eze LDL-P (nmol/L) 1012.8 495 / 300 Small LDL-P 717.5 73.4 / 47.5 (nmol/L) LDL size (nm) 20.26 21.0 / 21.0 72.1% reduction (2) High Moderate Optimal Key LDL-P >1816 935-1816 <935 (nmol/L) 95.4% Small LDL- >820 467-820 <467 P (nmol/L) reduction LDL size ≤20.5 N/A >20.5 (nm) Sources: 1. Ballantyne CM, et al. J. of Clinical Lipidology 2023, 2. LipoFraction NMR practitioner Guidelines 20 % change from baseline (median)

Stronger LDL-lowering observed with ezetimibe in obicetrapib combo vs. ezetimibe with (1) statins, potentially due to a synergistic mechanism of action for obi/eze combo Obicetrapib is designed to promote more cholesterol excretion Eze on top Eze on top into the intestines (via TICE) while ezetimibe is designed to of statin of Obi Eze block cholesterol reabsorption into the body, synergistically 0 enhancing fecal sterol removal of cholesterol -5 CETPi -10 No Intestine synergy -15 LDL levels -20 -18.1 further drop -20.0 -25 SYNERGY -30 CE excretion -32.2 -35 into intestines via TICE TICE LDL-R levels -36.1% -18.1% -40.0% 200 176 -32.2% 150 112.5 96 92.3 100 57.5 EZETIMIBE 39.0 NPC1L1 50 Stops CE reabsorption 0 from intestines; LDL Fecal sterol BL Simva Simva / Eze BL Obi 10 Obi / Eze levels further drop removal Source: Ballantyne CM, et al. J. of Clinical Lipidology 2023 Note: The calculations included in the graphs here represent the Company's hypothetical calculation assuming one patient was treated with each drug independently. 21 % change from baseline with % change from baseline (mean) background therapy

Favorable safety profile observed in all LDL Phase 1 & 2 clinical studies (1) (2) Comparator Pooled Obicetrapib (5, 10mg) (N=231) (N=309) TEAEs (%) TEAEs, total 136 (58.9) 173 (55.9) TEAEs, related 45 (19.5) 49 (15.8) TEAEs, severe 5 (2.2) 7 (2.3) TESAEs *TESAEs, total 6 (2.6) 4 (1.3) TESAEs, related 0 0 Deaths 0 0 Withdrawals study / medication TEAEs leading to discontinuation 13 (5.6) 13 (4.2) of study drug * There were three additional TESAEs in other obicetrapib dose arms: two in the TULIP 2.5mg arm, and one in the Lp(a) 2.5mg arm; none were considered to be related to study drug. (1) The Comparator group included patients receiving placebo and non-obicetrapib monotherapy. (2) The pooled obicetrapib group includes patients treated with obicetrapib as a monotherapy and in combination with atorvastatin, rosuvastatin and ezetimibe. 22

Obicetrapib does not show an effect on systolic and diastolic blood pressure • A dedicated meta-analysis of the obicetrapib ROSE2, ROSE, TULIP, OCEAN, and TA-8995-203 study did not reveal any signal in systolic and diastolic blood pressure • By contrast, in the cardiovascular outcome trial ILLUMINATE, torcetrapib showed a significant 5.4 and 2.0mm Hg increase in systolic blood and diastolic pressure and was associated with a significant decrease in serum potassium, and increases in serum sodium, bicarbonate and aldosterone Diastolic Systolic 4 4 3 Placebo Obicetrapib 5mg Obicetrapib 10mg 3 Placebo Obicetrapib 5mg Obicetrapib 10mg 2 2 1 1 0 0 -1 -1 -2 -2 -3 -3 -4 -4 BL 4 8 Week 12 BL 4 8 Week 12 Placebo (N) 229 222 180 157 Placebo (N) 229 222 180 157 Obi 5 mg (N) 135 134 130 63 Obi 5 mg (N) 135 134 130 63 Obi 10 mg (N) 240 237 155 188 Obi 10 mg (N) 240 237 155 188 Sources: Circulation 2021;144:e564–e593 17065: Obicetrapib Lowers LDL-C in Patients Taking High Intensity Statins: Results From Rose Clinical Trial. *Represents pooled data from the ROSE, TULIP and OCEAN clinical trials. 23 LS mean mmHg change vs. baseline LS mean mmHg change vs. baseline

PREVAIL trial design & power calculations leverage lessons learned

- **Study design:**
  - n = 9000
  - Inclusion: ASCVD patients on maximally tolerated statins with risk enhancers and LDL-C > 70mg/dl
  - Minimum follow up 2.5 years
- **Primary endpoint:** 4-point MACE
- **First secondary:** 3-point MACE
- **Prespecified endpoints:**
  - Conversion of pre-diabetes to diabetes
  - A1c levels in diabetes patients
- **Power assumptions:**
  - 4.4% annual event rate
  - 45mg/dl reduction in LDL-C
  - 90% power to achieve a 20% relative risk reduction ($p < 0.01$)

Applying lessons from prior CVOTs

Greater LDL-lowering activity anticipated
42.6% observed in Phase 2
plus
Targeting higher baseline LDL patients
~100mg/dl anticipated

→ Higher *absolute* LDL-C reduction expected to lead to greater MACE benefit

Longer duration of follow up
Median of 42 months vs. only 2.1 years in ACCELERATE
plus
Targeting higher-risk patient population
ASCVD patients further enriched with with risk enhancers shown in REVEAL long-term follow up to have stronger relative risk reduction (high LDL/ApoB, diabetes, high triglycerides, recent MI)

→ More time + higher patient risk potentially maximizes opportunity for MACE reduction

Differentiated secondary endpoints
Lp(a)-lowering, HDL-raising, diabetes, and Alzheimer's benefits

→ Potentially enhanced commercial profile vs. other LDL-lowering agents + potential therapeutic area expansion

NewAmsterdam Pharma
Note: Actual results may differ from expectations.
24

Target biology and class overview: Key lessons learned 25

Obicetrapib program designed to overcome limitations of all prior CETP inhibitors

We believe that all prior CETPi were developed with a misguided focus on HDL increase (rather than LDL decrease) as the primary MoA for CVD risk reduction, leading to inappropriate compound selection or inappropriate CVOT design

	SAFETY	LDL-LOWERING POTENCY	CVOT DESIGN (DURATION & BASELINE LDL)	COMMERCIAL VIABILITY
TORCETRAPIB[1] Suffered from drug-specific toxicity issue (Pfizer)	OFF-TARGET TOXICITY, INCREASED BLOOD PRESSURE, ALDOSTERONE *(seen early in Phase 2)*			
DALCETRAPIB[2] Drug showed no LDL-lowering efficacy (Roche)	Safe & well-tolerated	NO LDL-LOWERING *~40% target coverage at CVOT dose*		
EVACETRAPIB[3] *Overall mortality benefit (P =.04)* – but CVOT was too short to demonstrate MACE benefit (Lilly)	Safe & well-tolerated *Strong safety profile across ~59k patients*	Modest LDL-lowering *~80% target coverage at CVOT dose*	INSUFFICIENT TRIAL DURATION *(only 2 years)*	
ANACETRAPIB[4] *Meaningful MACE benefit observed* - but drug accumulated in fat tissue (Merck)	Safe & well-tolerated	Modest LDL-lowering *~80% target coverage at CVOT dose*	Sufficient duration *(4.1 years, with 6.3 year follow up)* Baseline LDL too low *(60 mg/dL)*	COMMERCIALLY UNVIABLE - HIGH LIPOPHILICITY AND FAT TISSUE ACCUMULATION LED TO 4+ YEAR HALF-LIFE
OBICETRAPIB[5] ✓	✓ Tolerability profile observed in >800 patients through Phase 2b ✓ No concerns seen in biomarker safety data, including blood pressure-associated biomarkers	✓ ~43% LDL-LOWERING OBSERVED IN PHASE 2B ✓ ~59% LDL-LOWERING OBSERVED IN FDC PHASE 2 *~97% target coverage*	✓ Longer trial duration *(4 yrs)* + ✓ High baseline LDL *(100 mg/dL)*[(1)] *= PREVAIL CVOT design expected to translate into 15-20% MACE benefit*	✓ Favorable PK/PD profile ✓ No accumulation in fat tissue observed

NewAmsterdam Pharma

Note: The above trials and data do not represent head-to-head comparisons. Obicetrapib has not been approved for marketing by any regulatory authority.
(1) Represents estimated average baseline LDL to be enrolled, not entry criteria.

Sources: 1. Barter PJ, et al. N Engl J Med 2007;357:2109-2122; 2. Schwartz GG, et al. N Engl J Med 2012;367:2089-2099; 3. Lincoff AM, et al. N Engl J Med 2017;376:1933-1942; 4. The HPS3/TIMI55–REVEAL Collaborative Group. N Engl J Med 2017; 377:1217-1227; 5. Data on file

26

Absolute reduction of LDL-C and ApoB, and *duration* of that reduction are believed to be key to reducing cardiovascular risk

MACE benefits impacted by 2 key factors:

- ABSOLUTE REDUCTION
- STUDY DURATION

Key factor 1: Absolute reduction

CTT meta-regression line shows a *linear and predictable* relationship between absolute LDL-C lowering and MACE reduction


Low absolute LDL reduction leads to small MACE benefit
ESPR CVOT is 7th MOA that falls right on the CTT meta-regression line
*
High absolute LDL reduction leads to large MACE benefit
Proportional Reduction in MVE rate (±1 SE)
50%
40%
30%
20%
10%
0%
0
0.5
1.0
1.5
2.0
Reduction in LDL-C (mmol/L)

Key factor 2: Study duration

Meta-analysis of CVOT duration shows that *~3.5 year median* follow up optimizes the probability of seeing *maximal MACE reduction benefit*


Optimal MACE benefit observed with 3-4 year duration trials
Less than 3 years is too short to see true MACE benefit...
Diminishing incremental MACE benefit observed for trials longer than 4 years...
Relative Risk Reduction
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
Years

NewAmsterdam Pharma

Sources: American Heart Association, CDC, Mayo clinic, Global Health estimates 2016: Deaths by Cause, Age, Sex, by Country and by Regio, 2000-2016, Geneva, WHO; 2018. Lancet 2005;366:1267-78; Silverman MG, et al. JAMA 2016;27:1289-1297. * ESPR CVOT depiction based on ACC 2023 presentation, drawn as approximation to existing meta-regression figure.

27

ACCELERATE, REVEAL and IMPROVE-IT support our belief that CVOT study duration should be long enough to see optimal MACE benefit

Kaplan-Meier curves for these trial, with very similar absolute ApoB reductions, show separation later than 2 years, which is the point in time that ACCELERATE stopped

MACE benefits impacted by 2 key factors:

- **ABSOLUTE REDUCTION**
- **STUDY DURATION**



Event Rate (%)
35
30
25
20
15
10
5
0
0
6
12
18
24
30
36
42
48
54
60
66
72
78
84
Months Since Randomization
Simvastatin
Simvastatin-Ezetimibe
Placebo
Evacetrapib
Placebo
Anacetrapib
ACCELERATE trial
HR 1.01
(95% CI 0.91, 1.11)
REVEAL trial
HR 0.91
(95% CI 0.85, 0.97)
IMPROVE-IT trial
HR 0.94
(95% CI 0.89-0.99)

Curves are for the primary efficacy endpoint, which in IMPROVE-IT was defined as the composite of death from cardiovascular disease, a major coronary event (nonfatal myocardial infarction, documented unstable angina requiring hospital admission, or coronary revascularization occurring at least 30 days after randomization), or nonfatal stroke, in ACCELERATE as the composite of death from cardiovascular causes, myocardial infarction, stroke, coronary revascularization, or hospitalization for unstable angina, and in REVEAL as the composite of coronary death, myocardial infarction, or coronary revascularization.

Cannon CP, et al. N Engl J Med 2015;372:2387-2397. Lincoff AM, et al. N Engl J Med 2017;376:1933-1942. Bowman L, et al. N Engl J Med 2017;377:1217-1227.

NewAmsterdam Pharma

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REVEAL data supports translation from absolute LDL reduction to MACE benefit

EXPERIENCE: *REVEAL (anacetrapib)*

61 mg/dL × **17%** = **11** mg/dL

Low baseline

Drug showed modest LDL-lowering %

Results in SMALL absolute LDL reduction



35%
30%
25%
20%
15%
5%
0%
0
20
30
40
50
60
70
9% drop in MACE
11 mg/dL drop in absolute LDL-C

9% *drop*

Smaller MACE* benefit anticipated

Hypothetical: *PREVAIL (obicetrapib)*

~105 mg/dL(1) × **43%** = **~45** mg/dL

Enrich for higher baseline

Stronger expected LDL-lowering %

Expected to result in more absolute LDL reduction



>20% drop in MACE
35%
30%
20%
15%
10%
5%
0%
0
10
20
30
40
60
70
~47 mg/dL drop in absolute LDL-C anticipated

20% *drop*

Bigger expected MACE** benefit

NewAmsterdam Pharma

* Composites of MACE included in this analysis were coronary death, myocardial infarction or coronary revascularization.
Source: The HPS3/TIMI55–REVEAL Collaborative Group. N Engl J Med 2017; 377:1217-1227
Cholesterol Treatment Trialists Collaboration. Lancet. 2010 376:1670-81.

Note: Actual results may differ from hypothetical calculation.
Source: Cholesterol Treatment Trialists Collaboration. Lancet. 2010 376:1670-81 Circulation. 2021;144:e564–e593 17065: Obicetrapib Lowers LDL-C in Patients Taking High Intensity Statins.
(1) Represents estimated average baseline LDL to be enrolled, not entry criteria.
** MACE includes cardiovascular death, myocardial infarction, stroke and non-elective coronary revascularization in adults.

29

REVEAL data in high tercile in non-HDL-C supports larger MACE benefit

EXPERIENCE: *REVEAL (anacetrapib)*

~110 mg/dL × 21% = 23 mg/dL

non-HDL-C high tercile baseline

Drug showed modest Non-HDL-C lowering %

Results in SMALL absolute non-HDL-C reduction


35%
30%
25%
20%
15%
5%
0%
0
20
30
40
50
60
70
17% drop in MACE
Full patient population
23 mg/dL drop in absolute non-HDL-C

17% drop

Smaller MACE* benefit

Hypothetical: Obicetrapib *(Phase 2 Studies)*

~140 mg/dL × 40% = ~56 mg/dL

Non-HDL-C PREVAIL baseline

Non-HDL-C lowering in Obi P2s

absolute non-HDL-C reduction


>20% drop in MACE
35%
30%
20%
15%
10%
5%
0%
0
10
20
30
40
60
70
56 mg/dL drop in absolute non-HDL-C PREVAIL anticipated

20% drop

Bigger expected MACE** benefit

NewAmsterdam Pharma

Source: The HPS3/TIMI55–REVEAL Collaborative Group. N Engl J Med 2017; 377:1217-1227
Cholesterol Treatment Trialists Collaboration. Lancet. 2010 376:1670-81.
*Composites of MACE included in this analysis were coronary death, myocardial infarction or coronary revascularization.

Note: Actual results may differ from hypothetical calculation.
Source: Nicholls SJ, Ditmarsch M, Kastelein JJ, et al. Nat Med 2022;28:1627-1678.
** MACE includes cardiovascular death, myocardial infarction, stroke and non-elective coronary revascularization in adults

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Obicetrapib and Alzheimer’s Disease 31

CETP knock-in mice observed to increase brain cholesterol levels and CETPi rescues cognition in preclinical models of CETP-induced AD Control diet 1 % cholesterol diet p<0.05 p<0.05 1.6 1.2 CETPi shows 0.8 increased brain cholesterol 0.4 levels 0.0 WT CEPT WT CEPT Control diet 1 % cholesterol diet p=0.0043 + HDL correlation - LDL correlation p=0.019 100 3 2.5 2 2 r =0.5837 r =-0.4042 NOR scores 80 2.0 p=0.015 p=0.0365 Correlation reveal 2 60 1.5 between plasma improvement lipoproteins and 40 with CETPi 1.0 NOR score 1 (Evacetrapib) 0.5 10 0 0 0 0 20 40 60 80 100 0 20 40 60 80 100 NOR score (%) NOR score (%) Positive correlation observed between NOR Negative correlation observed between • Scores below the red line (50%) indicate cognitive impairment score and HDL quantification in CETP and NOR score and LDL quantification CETP • Evacetrapib has no observed effect on impairment in APP tg APP/CETP expressing female mice and APP/CETP expressing female mice • Evacetrapib observed to inhibit memory impairment in CETPtg & APP/CETPtg Source: Felix Oestereich, et al., The Cholesteryl Ester Transfer Protein (CETP) raises Cholesterol Levels in the Brain and affects Presenilin-mediated Gene Regulation, Journal of Lipid 32 Research, vol. 63, no.9, 2022. Novel object CETP WT discrimination ratio (%) Cholesterol intensity Plasma HDL (mmol/L) Plasma LDL (mmol/L)

CETP loss-of-function (LoF) genotype may be associated with slower memory decline and lower AD risk • CETP’s potential involvement in CNS cholesterol homeostasis is supported by genetic data • CETP LoF genotype may be associated with lower CETP activity & a corresponding increase in HDL levels CETP CETP (Apo-A1) Lewy body dementia (LBD) LBD (ApoE-e4+) LBD (ApoE-e4-) Parkinson Dementia in Parkinson Lower CETP OR (95% CI) 2 LoF CETP genes 1 LoF CETP gene Normal CETP 33 Source: JAMA, January 13, 2010—Vol 303, No. 2

Initial data for Obicetrapib 10mg observed to decrease 24s- & 27-hydroxycholesterol ("OH") in both plasma and cerebrospinal fluid ("CSF")

- In separate trials with different protocols and endpoints, Simvastatin was observed to only reduce 24s- and 27-OH in plasma
- Obicetrapib was observed to be well-tolerated. No serious adverse events were reported, nor were any adverse events considered to be related to the study drug.



Simvastatin
% Change from BL
10
5
0
-5
-10
-15
-20
-25
-8.6
-5.9
1.2
6.2
24s-OH plasma
27-OH plasma
24s-OH CSF
27-OH CSF



Obicetrapib
% Change from BL
10
5
0
-5
-10
-15
-20
-25
-9.2
-20.1
-10.8
-12.4
24s-OH plasma
27-OH plasma
24s-OH CSF
27-OH CSF

NewAmsterdam Pharma

Source: Alzheimer Dis Assoc Disord. 2010; 24(3): 220–226 and Company data
Note: The results shown above do not represent head-to-head comparisons. The data was obtained from clinical trials with different objectives, designs and patients. Actual results may differ from expectations.

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Clinical events and exclusivity timelines 35

Projected exclusivity timelines in the EU and US Assumes EU approval 4Q 2025 and US approval 1Q 2027 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 SPC max EU approval 10/35 10/36 EU Data exclusivity + market exclusivity (8 + 2 years) 10/40 10/1/25 Regulatory exclusivity 6 mo. PTE max US approval 1/32 7/34 pedi. US NCE exclusivity (5 years) 30 mo. stay 1/41 1/1/27 (1/35) st 8/27 (U.S.); 4/25 (EU) 1 gen Original genus patent family SPC 2 2/ /3 34 4 8/39* Species selection/low dose patent family EU nd (1) 2 gen PTE 2/34 8/39* Species selection/low dose patent family US 7/43 Proprietary form (COM) patent family** EU rd 3 gen US 7/43 Proprietary form (COM) patent family Note: Dates for information purposes only, Filled colors = granted patents & dotted lines = pending patents; one patent only to be selected for SPC/PTE; an earlier US approval leads to earlier regulatory expiry & shorter PTE; *including pediatric extension 6m; ** will be pending once a PCT application is filed; actual results may differ from expectations. 1. Low dose/ species selection patents US 10,653,692, US 11,013,742, US 11,642,344; statin combo patent US 10,300,059 36

Expert cardiometabolic leadership supported by top investors



Michael Davidson, M.D.	John Kastelein, M.D.	Douglas Kling	William 'BJ' Jones	Ian Somaiya	Louise Kooij	Marc Ditmarsch, M.D.
CEO	CSO	COO	CCO	CFO	CAO	CDO
CORVIDIA, Omthera	uniQure	CORVIDIA, Omthera	biohaven, Bristol Myers Squibb	TCR2 Therapeutics, BMO Capital Markets	SANOFI GENZYME, pwc	AstraZeneca, Roche

SEASONED BOARD OF DIRECTORS:

- **William Lewis** — *CEO, Insmed*
- **Sander Slootweg** — *Managing Partner, Forbion*
- **Juliet Audet** — *Partner, Forbion*
- **Jamie Topper** — *Managing Partner, Frazier Life Sciences*
- **Nicholas Downing** — *Partner, Bain Capital*
- **Lou Lange** — *Partner, Asset Management Ventures*
- **Michael Davidson** — *CEO, NewAmsterdam Pharma*
- **John Kastelein** — *CSO, NewAmsterdam Pharma*
- **John W. Smither** — *Independent*
- **Janneke van der Kamp** — *Independent*

BACKED BY TOP TIER INVESTORS:

BVF Partners LP, Forbion, Frazier Life Sciences, Bain Capital, RA Capital, Morningside, LSP, medicxi, Deerfield, Janus Henderson Investors, Kaiser Permanente Ventures, GMT Capital, Viking Capital

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37